Always Available, Always Secure INVESTOR PRESENTATION FEBRUARY 11, 2020 Reliable Security Always™

CAUTIONARY STATEMENTS & DISCLOSURES This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions, including statements regarding our projections for our future operating results, our focus on driving organic growth, business optimization and overall profitability, the strength and capabilities of our talent base, our unique position to help customers, our belief that we can continue to build upon custome r momentum going forward, our expectations regarding future opportunities and our ability to execute on those opportunities, our commitment to innovation and bringing n ew solutions to market, our expectations for future market growth and the general growth of our business, the development and performance of our products, our current and future strategies, our beliefs relating to our competitive advantages, anticipated customer benefits from use of our products, our expectations and priorities with respect to 5G, and our investment in our product roadmap and channel partnerships in our enterprise vertical. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause our actual results to differ materially from those anticipated or implied by our forward-looking statements. These factors include, but are not limited to, successfully executing our strategies, market adoption of our products, successfully anticipating market needs and opportunities, timely development of new products and features, a chieving or maintaining profitability, loss or delay of expected purchases, attracting and retaining new end-customers, maintaining and enhancing our brand and reputation, growth in markets relating to network security, the success of any future acquisitions or investments, the success of our partnerships with technology providers, o ur ability to shorten our close cycle, the ability of our channel partners to sell our products, our presence in international markets, and other factors described in our quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings made with the Securities and Exchange Commission, to which your attention is directed. We assume no responsibility for the accuracy and completeness of the forward-looking statements and disclaim any obligation to update information contained in these forward-looking statements. This presentation and the accompanying oral presentation also include certain non-GAAP financial measures. Non-GAAP financial measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under U.S. GAAP. Defin itions of our non-GAAP financial measures and a reconciliation between GAAP and non-GAAP financial measures can be found in the appendix to this document and in the accompanying financial results press release. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures on a forward-looking basis is not available due to high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures. 2

SECURE APPLICATION DELIVERY IS IN A10 NETWORKS DNA Hardware & Software based Revenue model We enable secure and Over 800 employees optimized network 7,000+ customers in application delivery 117 countries Founded in 2004 IPO in 2014 (NYSE: ATEN) 3

TRENDS & OPPORTUNITIES FOR A10 IoT Shift to 4G to 5G Proliferation Cloud Security Operational Threats Complexity 4

SOLUTIONS FOR A TRANSFORMING INDUSTRY Management Plane: Configuration, Analytics, Automation Secure Application Secure Access DDoS Attack Carrier Grade Solutions Delivery Controller Edge Controller Protection Firewall and NAT Advanced Core Operating System: Shared Memory Architecture Customers Enterprises Service Providers Public Appliance Subscription, Perpetual or or Usage-based Private Software Delivery Any Cloud Any Platform Any Licensing 5

RECOGNIZED AS PERFORMANCE LEADER AT SCALE 9 of Top 10 8 of Top 10 (1) Telecom Operators Cloud Providers 58% 42% Service Provider Enterprise 21 of Top 50 15 of Top 25 Fortune Global 500 Video Gaming Companies 5 of Top 10 Media Companies (1) Customer vertical revenue mix for FY 2019 6

GROWTH DRIVERS Our solutions help our Enterprise and Service Provider customers: Help service providers Provide reliable Support seamless Address operational securing Protect networks application delivery migration to the complexities with 5G networks and from cybersecurity and security on-prem cloud with hybrid attacks automation and in the cloud solutions their transition from 4G to 5G ALL AT HYPERSCALE 7

INCREASED EXECUTION FOCUS IN 2020 OPERATING LEVERAGE to drive Expand IMPROVED PROFITABILITY Improve PRODUCTIVITY PREDICTABILITY IN Drive FINANCIAL PERFORMANCE 8

A10 CUSTOMERS INCREASINGLY SELECT SECURITY-DRIVEN SOLUTIONS 2017 2018 2019 27% 38% 44% 56% 73% 62% Security Legacy Security Legacy Security Legacy The company adopted ASC 606 accounting standard effective January 1, 2018, all prior periods are based on ASC 605 standard Represents Security Product Revenue as a % of Product Revenue, excluding parts. 9

GROWING RECURRING REVENUE BUSINESS MODEL As % of total Revenue $95M $91M $83M 45% 39% 35% 2017 2018 2019 The company adopted ASC 606 accounting standard effective January 1, 2018, all prior periods are based on ASC 605 standard Represents Security Product Revenue as a % of Product Revenue, excluding parts. 10

FINANCIAL PROFILE Reliable Security Always™

REVENUE & NON-GAAP OPERATING INCOME (LOSS) Revenue, $ Millions Q4’19 Revenue: $60.3M $235 $227 $232 14% Q/Q $213 $196 2015 2016 2017 2018 2019 Non-GAAP Operating Income (Loss), $ Millions $7.8 Q4’19 Non-GAAP $2.6 Operating Income: $0.9 $7.7M $(2.8) $(22.8) 2015 2016 2017 2018 2019 The company adopted ASC 606 accounting standard effective January 1, 2018, all prior periods are based on ASC 605 standard. Operating Profit is a Non-GAAP 12 Financial Measure. See Appendix for reconciliation to most comparable GAAP financial measures.

REVENUE BY CUSTOMER VERTICAL $Millions $235 $227 $232 $213 4Q 2019 $196 $60.3 million 44% 45% 43% 42% 48% 36% 55% 56% 57% 58% 64% 52% 2015 2016 2017 2018 2019 Service Provider Enterprise 13 The company adopted ASC 606 accounting standard effective January 1, 2018, all prior periods are based on ASC 605 standard.

REVENUE BY GEOGRAPHY $Millions $235 $227 $232 4Q 2019 10% 12% 12% $213 $60.3 million $196 13% 14% 14% 13% 16% 17% 12% 12% 23% 22% 24% 18% 28% 15% 46% $56 56% 53% 52% 48% 42% 27% 2015 2016 2017 2018 2019 Americas Japan APAC ex Japan EMEA 14 The company adopted ASC 606 accounting standard effective January 1, 2018, all prior periods are based on ASC 605 standard.

FINANCIAL PERFORMANCE HIGHLIGHT TRENDS $ Millions (except EPS) 1Q'18 2Q'18 Q3’18 4Q'18 FY 2018 1Q'19 2Q'19 Q3’19 4Q'19 FY 2019 Revenue $49.2 $60.7 $60.5 $61.8 $232.2 $50.3 $49.2 $52.8 $60.3 $212.6 Non-GAAP Gross Margin % 77.7% 78.6% 78.8% 78.2% 78.3% 76.3% 78.0% 78.1% 78.5% 77.8% Non-GAAP Operating Margin % (15.0%) 4.0% 4.2% 5.3% 0.4% (11.8%) (1.9%) 3.5% 12.7% 1.2% Adjusted EBITDA (non-GAAP) ($5.5) $4.1 $4.2 $4.9 $7.7 ($3.7) $1.3 $4.0 $10.0 $11.6 Non-GAAP EPS ($0.10) $0.02 $0.03 $0.05 $0.01 ($0.10) $0.00 $0.02 $0.10 $0.03 Ending Cash & Marketable Securities $130.7 $127.4 $123.6 $128.4 $128.4 $122.8 $119.3 $122.6 $129.9 $129.9 Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.a10networks.com Gross Margin %, 15 Operating Margin %, Adjusted EBITDA and EPS are Non-GAAP Financial Measures. See Appendix for reconciliation to most comparable GAAP financial measures.

Q1 2020 EXPECTED RESULTS Revenue: $51M - $53M Non-GAAP Gross Margin: 76% - 78% Non-GAAP Operating Expenses: $37.5M - $38.5M Adjusted EBITDA: $3.7M - $5.0M Non-GAAP EPS: $0.01 - $0.03 (assumes approximately 81 million diluted shares) Non-GAAP Gross Margin, Non-GAAP Operating Expenses, Adjusted EBITDA and Non-GAAP EPS are Non-GAAP Financial Measures. 16

APPENDIX Reliable Security Always™

GAAP TO NON-GAAP #DIV/0! #DIV/0! #DIV/0! % of Revenue except EPS Q1'18 Q2'18 Q3'18 Q4'18 FY 2018 Q1'19 Q2'19 Q3'19 Q4'19 FY 2019 Gross Margin % - GAAP 75.8% 78.3% 78.5% 77.7% 77.7% 75.6% 77.1% 77.4% 77.7% 77.0% Stock-based compensation 1.8% 0.3% 0.3% 0.5% 0.7% 0.6% 1.0% 0.6% 0.8% 0.7% Gross Margin % - Non-GAAP 77.7% 78.6% 78.8% 78.2% 78.3% 76.3% 78.0% 78.1% 78.5% 77.8% EPS $ - GAAP $ (0.27) $ (0.06) $ (0.02) $ (0.02) $ (0.38) $ (0.16) $ (0.08) $ 0.00 $ 0.00 $ (0.23) Stock-based compensation 0.11 0.04 0.03 0.05 0.23 0.05 0.07 0.04 0.05 0.21 Litigation and Investigation expense (benefit) 0.06 0.05 0.02 0.02 0.14 0.01 0.00 (0.03) 0.00 (0.01) Amortization expense related to acquisition 0.00 0.00 0.00 0.00 0.01 0.00 0.00 0.00 0.00 0.01 Restructuring expense, and related tax - - - - - - - - 0.03 0.03 Non-recurring facilities expense - - - - - - - - 0.01 0.01 EPS $ - Non-GAAP $ (0.10) $ 0.02 $ 0.03 $ 0.05 $ 0.01 $ (0.10) $ 0.00 $ 0.02 $ 0.10 $ 0.03 Numbers may not sum due to rounding. EPS data is presented on a basic and diluted basis. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at 18 investors.a10networks.com.

GAAP TO NON-GAAP 69.467 73.933 74.321 $ Millions Q4'18 Q4'18 Q4'18 Q4'18 FY 2018 Q1'19 Q2'19 Q3'19 Q4'19 FY 2019 Total operating expenses $ - GAAP $ 57.3 $ 51.2 $ 49.1 $ 50.4 $ 208.0 $ 49.0 $ 44.3 $ 40.7 $ 46.8 $ 180.8 Stock-based compensation (7.3) (2.4) (2.1) (3.7) (15.4) (3.6) (4.6) (3.2) (3.9) (15.2) Litigation and Investigation expense (benefit) (4.2) (3.3) (1.5) (1.5) (10.5) (0.9) (0.2) 2.2 (0.0) 1.1 Amortization expense related to acquisition (0.3) (0.3) (0.3) (0.3) (1.0) (0.3) (0.3) (0.3) (0.3) (1.0) Restructuring expense - - - - - - - - (2.5) (2.5) Non-recurring facilities expense - - - - - - - - (0.4) (0.4) Total operating expenses $ - Non-GAAP $ 45.6 $ 45.3 $ 45.1 $ 45.1 $ 181.1 $ 44.3 $ 39.3 $ 39.4 $ 39.7 $ 162.7 0.1412419 0.1217746 0.1228406 % of Revenue Total operating expenses % - GAAP 11.6% 8.4% 8.1% 8.2% 9.0% 9.7% 9.0% 7.7% 7.8% 8.5 % Stock-based compensation (1.5)% (0.4)% (0.4)% (0.6)% (0.7)% (0.7)% (0.9)% (0.6)% (0.6)% (0.7)% Litigation and Investigation expense (benefit) (0.9)% (0.5)% (0.3)% (0.2)% (0.5)% (0.2)% (0.0)% 0.4% (0.0)% 0.1 % Amortization expense related to acquisition (0.1)% (0.0)% (0.0)% (0.0)% (0.0)% (0.1)% (0.1)% (0.0)% (0.0)% (0.0)% Restructuring expense —% —% —% —% —% —% —% —% (0.4)% (0.1)% Non-recurring facilities expense —% —% —% —% —% —% —% —% (0.1)% (0.0)% Total operating expenses % - Non-GAAP 9.3% 7.5% 7.5% 7.3% 7.8% 8.8% 8.0% 7.5% 6.6% 7.7 % Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.a10networks.com. 19

GAAP TO NON-GAAP 2.765 0.701 0.619 $ Millions Q1'18 Q2'18 Q3'18 Q4'18 FY 2018 Q1'19 Q2'19 Q3'19 Q4'19 FY 2019 Income (loss) from operations $ - GAAP $ (20.0) $ (3.7) $ (1.6) $ (2.4) $ (27.7) $ (11.0) $ (6.4) $ 0.2 $ 0.1 $ (17.1) Stock-based compensation 8.2 2.6 2.3 4.0 17.0 3.9 5.0 3.5 4.3 16.8 Litigation and Investigation expense (benefit) 4.2 3.3 1.5 1.5 10.5 0.9 0.2 (2.2) 0.0 (1.1) Amortization expense related to acquisition 0.3 0.3 0.3 0.3 1.0 0.3 0.3 0.3 0.3 1.0 Restructuring expense - - - - - - - - 2.5 2.5 Non-recurring facilities expense - - - - - - - - 0.4 0.4 Income (loss) from operations $ - Non-GAAP $ (7.4) $ 2.4 $ 2.5 $ 3.3 $ 0.9 $ (5.9) $ (0.9) $ 1.8 $ 7.7 $ 2.6 % of Revenue Income (loss) from operations % - GAAP (40.7)% (6.1)% (2.6)% (3.9)% (11.9)% (21.8)% (13.1)% 0.4% 0.1% (8.0)% Stock-based compensation 16.6% 4.2% 3.9% 6.4% 7.3% 7.7% 10.3% 6.6% 7.2% 7.9 % Litigation and Investigation expense (benefit) 8.6% 5.4% 2.5% 2.4% 4.5% 1.7% 0.4% (4.1)% 0.1% (0.5)% Amortization expense related to acquisition 0.5% 0.4% 0.4% 0.4% 0.4% 0.5% 0.5% 0.5% 0.4% 0.5 % Restructuring expense —% —% —% —% —% —% —% —% 4.2% 1.2 % Non-recurring facilities expense —% —% —% —% —% —% —% —% 0.7% 0.2 % Income (loss) from operations % - Non-GAAP (15.0)% 4.0% 4.2% 5.3% 0.4% (11.8)% (1.9)% 3.5% 12.7% 1.2 % Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.a10networks.com. 20

GAAP TO NON-GAAP $ Millions Q1'18 Q2'18 Q3'18 Q4'18 FY 2018 Q1'19 Q2'19 Q3'19 Q4'19 FY 2019 GAAP net income (loss) $ (19.7) $ (4.5) $ (1.8) $ (1.6) $ (27.6) $ (12.3) $ (5.8) $ 0.2 $ 0.1 $ (17.8) Exclude: Interest expense 0.0 0.0 0.0 0.0 0.1 0.2 0.0 0.0 0.0 0.2 Exclude: Interest income and other (income) expense, net (0.6) 0.4 0.1 (1.3) (1.3) 0.6 (0.8) (0.3) (0.5) (0.9) Exclude: Depreciation & amortization expense 2.1 2.0 1.9 1.9 7.9 2.4 2.5 2.5 2.6 10.0 Exclude: Provision for income taxes 0.2 0.4 0.1 0.4 1.1 0.5 0.1 0.3 0.5 1.4 EBITDA (17.9) (1.7) 0.3 (0.6) (19.8) (8.5) (3.9) 2.7 2.7 (7.1) Exclude: Stock-based compensation 8.2 2.6 2.3 4.0 17.0 3.9 5.0 3.5 4.3 16.8 Exclude: Litigation settlement and investigation expense 4.2 3.3 1.5 1.5 10.5 0.9 0.2 (2.2) 0.0 (1.1) Exclude: Restructuring expense - - - - - - - - 2.5 2.5 Exclude: Non-recurring facilities costs - - - - - - - - 0.4 0.4 Adjusted EBITDA - Non-GAAP $ (5.5) $ 4.1 $ 4.2 $ 4.9 $ 7.7 $ (3.7) $ 1.3 $ 4.0 $ 10.0 $ 11.6 Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.a10networks.com. 21

GAAP TO NON-GAAP Fiscal Years Ended December 31, $ Millions 2015 2016 2017 2018 2019 Operating Income (Loss) $ - GAAP $ (40.3) $ (20.6) $ (10.4) $ (27.7) $ (17.1) Non-GAAP adjustments: Stock-based compensation 16.9 16.9 17.2 17.0 16.8 Litigation and Investigation expense (benefit) 0.7 0.8 - 10.5 (1.1) Amortization expense related to acquisition - - 1.0 1.0 1.0 Restructuring expense - - - - 2.5 Non-recurring facilities expense - - - - 0.4 Operating Income (Loss) $ - Non-GAAP $ (22.8) $ (2.8) $ 7.8 $ 0.9 $ 2.6 Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.a10networks.com. The company adopted 22 ASC 606 accounting standard effective January 1, 2018, all prior periods are based on ASC 605 standard.

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